UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                             FORM 8-K


                          Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)     May 2, 2003

                  Frozen Food Express Industries, Inc.
           (Exact name of registrant as specified on its charter)



Texas                                  1-10006                 75-1301831
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)         File Number)         Identification No.)



                     1145 Empire Central Place
                           Dallas, Texas                    75247-4309
              (Address of principal executive offices)       (Zip Code)

                          (2l4) 630-8090
         (Registrant's telephone number, including area code)

                               None
 (Former name, former address and former fiscal year, if changed since last report)



                              INDEX



                  PART I - FINANCIAL INFORMATION

                                                                Page No.
                                                                --------
Item 1.  Change in Control of Registrant                          N/A

Item 2.  Acquisition or Disposition of Assets                     N/A

Item 3.  Bankruptcies or Receiverships                            N/A

Item 4.  Changes in Registrant's Certifying Accountants           N/A

Item 5.  Other Events                                              3

Item 6.  Resignations of Registrant's Directors                   N/A

Item 7.  Financial Statements and Exhibits                        N/A

         Exhibit 99.1 Press Release                                4

Item 8.  Change in Fiscal Year                                    N/A



Item 5.	OTHER EVENTS

		On May 1, 2003, the Registrant issued a press release announcing its financial results for the three months ended March 31, 2003. A copy of the press release is filed herewith as exhibit 99.1.

Item 7. 	FINANCIAL STATEMENTS AND EXHIBITS

	C.	Exhibits

          99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                   -----------------------------------------
                                    (Registrant)



May 2, 2003                           By:  /s/ F. Dixon McElwee, Jr.
                                      -------------------------------------
                                      F. Dixon McElwee, Jr.
                                      Senior Vice President
                                      Principal Financial
                                      and Accounting Officer